EXHIBIT 10.1

            AGREEMENT BETWEEN XECHEM INTERNATIONAL AND FRANK MARESCA
                             DATED OCTOBER __, 2001

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                              CONSULTING AGREEMENT
                                     BETWEEN
                                  FRANK MARESCA
                                       AND
                           XECHEM INTERNATIONAL, INC.

     THIS CONSULTING AGREEMENT ("Agreement") is made and entered into in duplicate this _____ day of October, 2001 ("Effective Date"), by and between Xechem International, Inc., a Delaware corporation ("Corporation" or "ZKEM"), on the one hand and Frank Maresca, an individual, ("Consultant"), on the other hand.

                                    RECITALS

     A. The Corporation has a need for a consultant to perform certain services.

     B. The Corporation has decided to be assured of the consultant's services on the terms and conditions hereinafter set forth.

     C. The Corporation is current in its reporting requirements as a fully reporting company with the Securities and Exchange Commission ("SEC") and has decided to take the steps necessary to engage the Consultant.

     D. The Consultant provides Business Consulting Services, which the Corporation needs.

     E. As a result, the Board of Directors of the Corporation have determined that it is in the best interests of the Corporation and its shareholders that the Corporation retain the services of a consultant to consult with the (i) Board of Directors of the Corporation ("Board"), (ii) officers of the Corporation, and (iii) administrative staff of the Corporation concerning issues which may occur relating to the business of the Corporation, including assisting the Corporation in preparing to expand its operations.

     F. It is the desire of the Corporation to engage the services of the Consultant, on and independent contractor basis, to consult with the (i) Board
(ii) officers of the Corporation, and (iii) administrative staff of the Corporation concerning issues which may occur relating to the business of the Corporation, including assisting the Corporation in preparing to expand its operations.

     G. It is the desire of the Consultant to consult, on an independent contractor basis, with the (i) Board, (ii) the officers of the Corporation, and
(iii) administrative staff of the Corporation regarding the business of the Corporation, including assisting the Corporation in preparing to expand its operations.

     NOW, THEREFORE, IN CONSIDERATION OF THE MUTUAL PROMISES, COVENANTS AND UNDERTAKINGS SPECIFIED HEREIN AND FOR OTHER GOOD AND VALUABLE CONSIDERATION, THE RECEIPT AND SUFFICIENCY OF WHICH ARE HEREBY ACKNOWLEDGED, WITH THE INTENT TO BE OBLIGATED LEGALLY AND EQUITABLY, THE PARTIES AGREE WITH EACH OTHER AS FOLLOWS:

     1. TERM OF AGREEMENT. This Agreement shall be in full force and effect commencing upon the date hereof and concluding at the close of business on the same date in 2003. The respective duties and obligations of the parties shall commence on the date specified in the Preamble of this Agreement and shall continue until the close of business on the same date in 2003.

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     2.   CONSULTATIONS.   The  Consultant  shall  make  appropriate   personnel
available to consult with the Board, the officers of the Corporation, and the department heads of the administrative staff of the Corporation, at reasonable times, concerning matters relating to any issue of importance regarding the business affairs of the Corporation.

     3. MANAGEMENT AUTHORITY OF CONSULTANT. The Consultant shall have no management authority of or for the Corporation.

     4. MANAGEMENT POWER OF CONSULTANT. The business affairs of the Corporation, which affect, directly or indirectly, the operation of business of the Corporation and which arise in the ordinary course of business, shall be conducted by the administrative staff and officers of the Corporation. All the members of the administrative staff shall be employees of the Corporation. The Consultant shall have no control or charge of the administrative staff and no control or authority to employ, discharge, direct, supervise, or control any member of the administrative staff or other employee of the Corporation. It is the intention of the Corporation not to confer on the Consultant any power of direction, management, supervision, or control of the administrative staff or other employee of the Corporation.

     5. NO POWER OF CONSULTANT TO ACT AS AGENT. The Consultant shall have no right, power or authority to be, or act, as an agent of the Corporation for any purpose whatsoever. In that regard, the Consultant shall not attempt or purport to obligate the Corporation to any obligation or agreement. The Consultant shall not, nor shall the Corporation require it, to provide any service that is in connection with the offer or sale of securities in a capital- raising transaction, nor shall the Consultant be required to directly or indirectly promote or maintain a market for the Corporation's securities.

     6. LIMITED LIABILITY. With regard to the services to be performed by the Consultant pursuant to the provisions of this Agreement, the Consultant shall not be liable to the Corporation, or to any person who may claim any right because of that person's relationship with the Corporation, for any acts or omissions in the performance of said services on the part of the Consultant or on the part of the agents or employees of the Consultant, except when said acts or omissions of the Consultant are due to the Consultant's gross negligence. The Consultant makes no warranties, representations or guarantees regarding any financing attempted by the Corporation or the eventual effectiveness of the services provided by Consultant. The Corporation shall hold the Consultant and the agents and employees of the Consultant free and harmless from any and all obligations, costs, claims, judgements, attorneys fees, and attachments arising from or growing out of the services rendered to the Corporation pursuant to the provisions of this Agreement or in any way connected with or relating to the rendering of said services, except when the same shall arise because of the gross negligence of the Consultant, and the Consultant is adjudged to be guilty of the gross negligence by a court of competent jurisdiction.

     7. CONSIDERATION. The Consultant shall receive from the Corporation an aggregate of Twelve Million shares of the Corporation's $0.00001 par value common stock ("Shares") which shall be registered by the Corporation with the SEC on Form S-8 (the "Form S-8") of the Securities Act of 1933, as amended, no later than five (5) business days from the execution of this Agreement. The number of Shares which will be issued pursuant to this Agreement shall be adjusted to reflect any splits, recapitalization, reverse splits, capitalizations, mergers, consolidations, sale of assets or other corporate reorganizations.

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          a.   The  Consultant  shall receive Three Million Shares one day after the effectiveness of the Form S-8.

          b. The Consultant shall receive additional shares from time to time during the Term as it performs its duties for the Corporation. The initial total of these additional Shares shall be Nine Million Shares, resulting in Consultant having received a total of Twelve Million Shares, subject to Consultant satisfactorily fulfilling his duties as described herein at the sole discretion of the Corporation. In the event the Corporation determines that the Consultant has not performed his duties as described herein, this Agreement shall be terminated in accordance with Section 36 hereunder and ZKEM's decision as to the number of Shares to be issued to Consultant shall be final.

     8. EXPENSES. In addition to the fees as set forth above, the Corporation will reimburse Consultant, promptly upon request from time to time, for its reasonable out-of-pocket expenses incurred in connection with this Agreement, as approved by the Corporation in advance, including fees and expenses of its legal counsel. Consultant cannot guarantee the total amount of fees and expenses of both Consultant and the Corporation for legal, accounting, printing, travel, entertainment and other similar costs connected with this Agreement nor does Consultant agree to limit its expenses; provided, however, that (1) reasonable and justifiable expenditures for legal, accounting, travel, sales and marketing meetings, entertainment and the like will be discussed with and agreed upon by the Corporation in advance; (2) no expenses incurred by any person other than Consultant, its employees and counsel will be reimbursable by the Corporation without its prior approval; and (3) no part of Consultant's general and administrative expenses will be allocated to the services provided under this Agreement nor will a request for reimbursement of such expenses be forwarded to the Corporation.

     9. PAYMENT OF CONSIDERATION. Notwithstanding anything to the contrary contained herein, the provisions concerning the Corporation's obligations to issue Consultant the consideration described herein, to subsequently register the Shares and pay or reimburse expenses contained herein will survive any such expiration or termination of this Agreement.

     10. MINIMUM AMOUNT OF SERVICE. The Consultant shall devote as much time as it deems necessary to the affairs of the Corporation as the Consultant, in the Consultant's sole discretion, determines to be necessary or appropriate; and the Consultant may represent, perform services for, and be employed by, any additional persons as the Consultant, in the Consultant's sole discretion, determines to be necessary or appropriate. The Consultant services to be performed shall include, but not be limited to:

          a. ADVICE. The Consultant shall provide the Corporation with advice relating to, but not limited to, developing a corporate identification, sales and marketing, web site design, networking, documentation, business strategy and the selection of industry professionals to complete the Corporation's objectives. Such advice shall not be guaranteed by the Consultant, but shall be provided based on certain beliefs reasonably held by the Consultant.

          b. MARKETING. The Consultant shall assist the Corporation in the marketing and advertising of the Corporation and its product line.

          c. NETWORKING. The Consultant may provide certain professional networking opportunities for the Corporation. Such opportunities may

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          include  introductions  to, and the  formulation  and  maintenance  of
          relationships   with,  key  business  and  potential   buyers  of  the
          Corporation's product line in the United States and Europe.

          d. MISCELLANEOUS. In addition to the services set forth above in this Section 10, the Consultant may provide additional guidance reasonably related to the administrative and corporate development of the Corporation.

          e. LIMITATIONS. Nothing in this Agreement shall in any way demand, entice or require Consultant to circumvent or violate the provisions of Form S-8 of the Securities Act of 1933, as amended, including, but not limited to, providing any service that is in connection with the offer or sale of securities in a capital-raising transaction or to directly or indirectly promote or maintain a market for the Corporation's securities.

     11. CORPORATION TO PROVIDE. The Corporation will engage counsel and certified public accountants to assist in the preparation of any and all forms and registration statements as necessary who are experienced, competent and current in matters of securities law and disclosure requirements. All of the financial statements of the Corporation contained in any registration will be prepared in accordance with Generally Accepted Accounting Principles and the latest annual financial statement will have been audited. The financial information provided to the Consultant and otherwise available to Consultant must demonstrate to the satisfaction of Consultant that the Corporation will be able to meet all of its financial responsibilities and is a going concern. Counsel for the Corporation will be required to give its opinion as to matters normally expected in a securities registration, including, nut not limited to, Form S-8 compliance, due authorization, qualification to do business and good standing, no litigation, and 10b-5 compliance where applicable.

     12. CHANGE OF CONTROL. Any provision of this Agreement to the contrary notwithstanding, in the event the Corporation experiences either a "change in control" transaction, including, but not limited to, a merger, acquisition or sale of a controlling interest in the Corporation, the terms and conditions of this Agreement shall remain in effect and in full force, and such action by the Corporation shall not in any way diminish, affect or compromise the Consultant's rights, including but not limited to, all consideration and subsequent S-8 registration as described in Section 7 herein.

     13. HOLD HARMLESS. The Corporation and the Consultant also mutually agree to indemnify and hold harmless each party and each of its affiliates, counsel, stockholders, directors, officers, employees and controlling persons, within the meaning of Section 15 of the Securities Act of 1933, as amended, or Section 20 of the Securities Exchange Act of 1934, for any violations of state or federal securities laws by either party or any of its officers, other employees, agents, affiliates, counsel, stockholders, directors, and controlling persons. The Corporation acknowledges and affirms that it will not request, require or otherwise induce Consultant to become involved in any activities whatsoever that would result in Consultant violating any provisions of the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, including, but not limited to, the provisions of Form S-8, Regulations S-K and S-B, and the Corporation agrees to indemnify and hold harmless Consultant from any violation thereof.

     14. CONFIDENTIALITY. Consultant agrees to keep confidential all material, non-public information provided to it by the Corporation, except as

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required  by  law  or  as   contemplated   by  the  terms  of  this   Agreement.
Notwithstanding anything to the contrary herein, Consultant may disclose non-public information to its agents and advisors whenever Consultant determines that such disclosure is necessary or advisable to provide the services
contemplated  hereunder.   Consultant  shall  inform  all  parties  who  receive
disclosure of non- public information or who have access to such information of the obligation of confidentiality, and shall inform the Corporation of any disclosure of non-public information to any party other than Consultant's independent public accountants or attorneys.

     15. FAILURE TO ACT BY ONE PERSON. Any direction or consultation given or service performed by one of the persons acting on behalf of the Consultant, pursuant to the provisions of this Agreement, shall constitute the direction or consultation or the performance of service of the Consultant. If, for any reason, any person acting on behalf of the Consultant is unable or unwilling to act or perform pursuant to the provisions of this Agreement, that event shall not void this Agreement or diminish its effect, and the performance by any person acting on behalf of the Consultant shall constitute full and complete performance of this Agreement on the part of the Consultant.

     16. INDEMNIFICATION. In addition to the limitation of liability contemplated by the provisions of Paragraph 6 and Paragraph 13 of this Agreement, the Corporation shall save the Consultant harmless from and against and shall indemnify the other for any and all liabilities, losses, costs, expenses, or damages howsoever caused by reason of any injury (whether to body, property, or personal or business character or reputation) sustained by any person or to any person or to property by reason of any act, neglect, default, or omission of the Consultant or any of the Consultant's agents, employees, or other representatives in Consultant's carrying out its duties as defined in this Agreement as a result of any misrepresentation or misconduct by the Corporation. In the event the Consultant is sued in any court for damages by reason of the Consultant's relationship with the Corporation and as a result of any misrepresentation or misconduct by the Corporation, the Corporation shall defend that court action (or cause that court action to be defended), at the Corporation's sole expense and the Corporation shall pay and discharge any judgment that may be rendered in any such court action. In the event the Corporation fails or neglects to defend the Consultant in any such court action, the Consultant may defend such court action and any expenses, including attorney's fees, which the Consultant may pay or incur in defending any such court action and the amount of any judgment which the Consultant may be required to pay shall be reimbursed promptly by the Corporation to the Consultant upon demand therefor by the Consultant.

     17. EQUITABLE REMEDIES. As a result of the uniqueness of the services to be performed by the Consultant for the Corporation, and because the Consultant's reputation in the community may be affected by the financial success or failure of the Corporation, in addition to the other rights and remedies that the Consultant may have for a breach of this Agreement, the Consultant shall have the right to enforce this Agreement, in all of its provisions, specific performance, or other relief in a court or equity.

     18. RELATIONSHIP CREATED. The Consultant is not an employee of the Corporation for any purpose whatsoever, but is an independent contractor. The Consultant is not an affiliate of the Corporation as defined in the Securities Act of 1933, as amended, or the Securities Act of 1934, as amended. The Corporation is interested only in the results obtained by the Consultant, who shall have the sole control of the manner and means of performing pursuant to this Agreement. The Corporation shall not have the right to require the Consultant to collect accounts, investigate customer complaints, attend meetings,

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periodically  report to the Corporation,  follow  prescribed  itineraries,  keep records of business transacted, make adjustments, conform to particular policies of the Corporation, to provide any service that is in connection with the offer or sale of securities in a capital-raising transaction, to directly or indirectly promote or maintain a market for the Corporation's securities or do anything else which would jeopardize the relationship of independent contractor between the Corporation and the Consultant, nor shall the Corporation do anything that would in any way cause the Consultant to be classified as an affiliate as defined in the Securities Act of 1933, as amended, or the Securities Act of 1934, as amended.

     19. CONSULTANT'S REPRESENTATIVES. The Consultant shall have the right to appoint or otherwise designate suitable and desirable employees, agents and representatives ("Consultant's Representatives"). The Consultant shall be solely responsible for the Consultant's Representatives and their acts. The Consultant's Representatives shall be at the Consultant's own risk, expense and supervision, and the Consultant's Representatives shall not have any claim against the Corporation for salaries, commissions, items of cost, or other form of compensation or reimbursement. The Consultant represents, warrants, and covenants that the Consultant's Representatives shall be subordinate to the Consultant and subject to each and all of the terms, provisions and conditions applying to the Consultant specified in this Agreement.

     20. RECOVERY OF LITIGATION COSTS. If any legal or equitable action or other proceeding is commenced for the enforcement or interpretation of this Agreement, or because of an alleged dispute, breach, default or misrepresentation regarding any of the provisions of this Agreement, the successful or prevailing party in such action or proceeding shall be entitled to recover reasonable attorneys' fees and all costs incurred in such action or proceeding, in addition to any other relief to which such party may be entitled.

     21. GOVERNMENTAL RULES AND REGULATIONS. The provisions of this Agreement are subject to any and all present and future orders, rules and regulations of any duly constituted authority having jurisdiction of the relationship contemplated by the provisions of this Agreement.

     22. NOTICES. All notices, requests, demands or other communications pursuant to this Agreement shall be in writing or by telex or facsimile transmission and shall be deemed to have been duly given (i) on the date of service, if delivered in person or by telex or facsimile transmission (with the telex or facsimile confirmation of transmission receipt acting as confirmation of service when sent and provided telexed or telecopied notices are also mailed by first class, certified or registered mail, postage prepaid); or (ii) 48 hours after mailing by first class, registered or certified mail, postage prepaid, and properly addressed as follows:

     If to the Corporation:             Xechem International, Inc.
                                        100 Jersey Avenue
                                        Building B, Suite 310
                                        New Brunswick, New Jersey 08901
                                        Telephone:  732.247.3300
                                        Telecopier: 732.247-4090

     If to the Consultant:              Frank Maresca
                                        3280 Sunrise Highway, #74
                                        Wantaugh, New York  11793
                                        Telephone:  516.795.4249
                                        Telecopier: 516.795.4258

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or at such other address as the party  affected my designate in a written notice to such other party in compliance with this paragraph.

     23. ENTIRE AGREEMENT. This Agreement supersedes any and all other agreements, either oral or in writing, between the parties regarding the subject matter of this Agreement and specifies all the covenants and agreements between the parties with respect to that subject matter, and each party acknowledges that no representations, inducements, promises, or agreements, orally or otherwise, have been made by any party, or anyone acting on behalf of any party, which are not specified in this Agreement; and any other agreement, statement or promise concerning the subject matter specified in this Agreement shall be of no force or effect in a subsequent modification in writing signed by the party to be charged.

     24. SEVERABILITY. In the event any part of this Agreement, for any reason, is determined to be invalid, such determination shall not affect the validity of any remaining portion of this Agreement, which remaining portion shall remain in complete force and effect as of this Agreement had been executed with the invalid portion of this Agreement eliminated. It is hereby declared the intention of the parties that the parties would have executed the remaining portion of this Agreement without including any such part, parts or portion which, for any reason, hereafter my be determined invalid.

     25. CAPTIONS AND INTERPRETATION. Captions of the paragraphs of this Agreement are for convenience and reference only, and the words contained in those captions shall in no way be held to explain, modify, amplify or aid in the interpretation, construction or meaning of the provisions of this Agreement. The language in all parts to this Agreement, in all cases, shall be construed in accordance with the fair meaning of that language as if that language was prepared by all parties and not strictly for or against any party.

     26. FURTHER ASSURANCES. Each party shall take any and all action necessary, appropriate or advisable to execute and discharge such party s responsibilities and obligations created by the provisions of this Agreement and to further effectuate, perform and carry out the intents and purposes of this Agreement and the relationship contemplated by the provision of this Agreement.

     27. NUMBER AND GENDER. Whenever the singular number is used in this Agreement, and when required by the context, the same shall include the plural, and vice versa; the masculine gender shall include the feminine and neuter genders, and vice versa; and the word "person" shall include corporation, firm, trust, association, governmental authority, municipality, association, sole proprietorship, joint venture, association, organization, estate, joint stock company, partnership, or other form of entity.

     28. EXECUTION IN COUNTERPARTS. This Agreement may be prepared in multiple copies and forwarded to each of the parties for execution. This Agreement shall become effective when the Consultant receives a copy or copies of this Agreement executed by the parties in the names as those names appear at the end of this Agreement. All of the signatures of the parties may be affixed to one copy or to separate copies of this Agreement and when all such copies are received and signed by all the parties, those copies shall constitute one agreement that is not otherwise separable or divisible. The Consultant shall keep all of such signed copies and shall conform one copy to show all of those signatures and the dates thereof and shall mail a copy of such conformed copy to each of the parties within thirty (30) days after the receipt by such counsel of the last signed copy, and shall cause one such conformed copy to be filed in the principal office of the Consultant.

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     29.  SUCCESSORS  AND ASSIGNS.  This Agreement and each of the provisions of this Agreement shall obligate and inure to the benefit the heirs, executors, administrators, successors and assigns of each of the parties; provided, however, nothing specified in this paragraph shall be a consent to the assignment or delegation by any party of such party's respective rights and obligations created by the provisions of this Agreement.

     30. RESERVATION OF RIGHTS. The failure of any party at any time hereafter to require strict performance by any other party of any of the warranties, representations, covenants, terms, conditions and provisions specified in this Agreement shall not waive, affect or diminish any right of such failing party to demand strict compliance and performance therewith and with respect to any other provisions, warranties, terms and conditions specified in this Agreement. Any waiver of any default not waive or affect any other default, whether prior or subsequent thereto, and whether the same or of a different type. None of the representations, warranties, covenants, conditions, provisions and terms specified in this Agreement shall be deemed to have been waived by any act or knowledge of either party or such party's agents, officers or employees, and any such waiver shall be made only by an instrument in writing, signed by the waiving party and directed to each non-waiving party specifying such waiver. Each party reserves such party's rights to insist upon strict compliance with the terms, conditions, warranties, obligations, representations, covenants and provisions of this Agreement at all times.

     31. CONCURRENT REMEDIES. No right or remedy specified in this Agreement conferred on or reserved to the parties is exclusive of any other right or remedy specified in this Agreement or by law or equity provided or permitted; but each such right and remedy shall be cumulative of, and in addition to, every other right and remedy specified in this Agreement or now or hereafter existing at law or in equity or by statute or otherwise, and may be enforced concurrently therewith or from time to time. The termination of this Agreement for any reason whatsoever shall not prejudice any right or remedy which either party may have, either at law, in equity or pursuant to the provisions of this Agreement.

     32. CHOICE OF LAW AND CONSENT TO JURISDICTION. This Agreement shall be deemed to have been entered into in the County of Nassau, State of New York, and all questions concerning the validity, interpretation or performance of any of the terms, conditions and provisions of this Agreement or of any of the rights or obligations of the parties shall be governed by, and resolved in accordance with, the laws of the State of New York. Any and all actions or proceedings, at law or in equity, to enforce or interpret the provisions of this Agreement shall be litigated in courts having situs within the State of New York, and each party hereby consents expressly to the jurisdiction of any local, state or federal court located within the County of Nassau, State of New York and consents that any service of process in such action or proceeding may be made by personal service upon such party wherever such party may be then located, or by certified or registered mail directed to such party at such party's last known address.

     33. ASSIGNABILITY. Neither party shall sell, assign, transfer, covey or encumber this Agreement or any right or interest in this Agreement or pursuant to this Agreement, or suffer or permit any such sale, assignment, transfer or encumbrance to occur by operation of law without the prior written consent of the other party. In the event of any sale, assignment, transfer or encumbrance consented to by such other party, the transferee or such transferee's legal representative shall agree with such other party in writing to assume personally, perform and be obligated by the covenants, obligations, warranties, representations, terms, conditions and provisions specified in this Agreement.

     34. CONTINUING PROVISIONS. Notwithstanding anything to the contrary contained herein, the provisions concerning confidentiality, indemnification, contribution and the Corporation's obligations to pay fees and pay or reimburse expenses contained herein and in the indemnification provisions hereof will survive any such expiration or termination of this Agreement.

     35.  FORCE MAJEURE.

          a. If any party is rendered unable, completely or partially, by the occurrence of any event of "force majeure" (hereinafter defined) to perform such party's obligations created by the provisions of this Agreement, other that the obligation to make payments of money, such party shall give to the other party prompt written notice of the event of "force majeure" with reasonably complete particulars concerning such event; thereupon, the obligations of the party giving such notice, so far as those obligations are affected by the event of "force majeure", shall be suspended during, but no longer than, the continuance of the event of "force majeure." The party affected by such event of "force majeure" shall use all reasonable diligence to resolve, eliminate and terminate the event of "force majeure" as quickly as practicable.

          b. The requirement that an event of "force majeure" shall be remedied with all reasonable dispatch as herein above specified, shall not require the settlement of strikes, lockouts or other labor difficulties by the party involved, contrary to such party's wishes, and the resolution of any and all such difficulties shall be handled entirely within the discretion of the party concerned.

          c. The term "force majeure" as used herein shall be defined as and mean any act of God, strike, civil disturbance, lockout or other industrial disturbance, act of the public enemy, war, blockage, public riot, earthquake, tornado, hurricane, lightning, fire, public demonstration, storm, flood, explosion, governmental action, governmental delay, restraint or inaction, unavailability of equipment, and any other cause or event, whether of the kind enumerated specifically herein, or otherwise, which is not reasonably within the control of the party claiming such suspension.

     36. TERMINATION. ZKEM and Consultant may terminate this Agreement prior to the expiration of the Term upon thirty (30) days written notice with mutual written consent. Failing to have mutual consent, without prejudice to any other remedy to which the terminating party may be entitled, if any, either party may terminate this Agreement with thirty (30) days written notice under the following conditions:

     (1)  By ZKEM.

          (i) If during the Primary Term of this Agreement or any Extension Period, Consultant is unable or fails to provide the Services as set forth herein for thirty (30) consecutive business days because of illness, accident, or other incapacity of Consultant's Personnel; or,

          (ii) If Consultant willfully breaches or neglects the duties required to be performed hereunder; or,

          (iii) At Company's option without cause upon 30 days written notice to Consultant; or

     (2)  By Consultant.

          (i) If ZKEM breaches this Agreement, fails to register the shares as described in Section 7 herein as soon as practicable after the execution hereof, fails to make any payments or provide information required hereunder; or,

          (ii) If ZKEM ceases business or sells a controlling interest to a third party, or agrees to a consolidation or merger of itself with or into another corporation, or enters into such a transaction outside of the scope of this Agreement, or sells substantially all of its assets to another corporation, entity or individual outside of the scope of this Agreement; or,

          (iii) If ZKEM subsequent to the execution hereof has a receiver appointed for its business or assets, or otherwise becomes insolvent or unable to timely satisfy its obligations in the ordinary course of, including but not limited to the obligation to pay the Consultancy Fee; or,

          (iv) If ZKEM subsequent to the execution hereof institutes, makes a general assignment for the benefit of creditors, has instituted against it any bankruptcy proceeding for reorganization for rearrangement of its financial affairs, files a petition in a court of bankruptcy, or is adjudicated a bankrupt; or,

          (v) If any of the disclosures made herein or subsequent hereto by ZKEM to Consultant are determined to be materially false or misleading.

     In the event Consultant elects to terminate without cause or this Agreement is terminated prior to the expiration of the Term by mutual written agreement, or by ZKEM for the reasons set forth in 1(i) and (ii) above, ZKEM shall only be responsible to pay Consultant for un-reimbursed expenses, Consultancy Fee earned and accrued up to and including approved upon the effective date of termination. If this Agreement is terminated by ZKEM for any other reason, or by Consultant for reasons set forth in 2(i) through (v) above, Consultant shall be entitled to any outstanding unpaid portion of approved reimbursable expenses, and for the remainder of the un-expired portion of the applicable term of the Agreement.

     37. CONSENT TO AGREEMENT. By executing this Agreement, each party, for itself, represents such party has read or caused to be read this Agreement in all particulars, and consents to the rights, conditions, duties and responsibilities imposed upon such party as specified in this Agreement.

     Executed at Massapequa, New York effective as of the date specified in the preamble of this Agreement.

XECHEM INTERNATIONAL, INC.,                  FRANK MARESCA,
a Delaware corporation                       an Individual


By:                                          By:
    -------------------------------              -------------------------------

Dr. Ramesh C. Pandey                         Frank Maresca
President                                    Consultant
Xechem International, Inc.                   3280 Sunrise Highway, #74
100 Jersey Avenue,                           Wantaugh, New York  11793
Building B, Suite 310
New Brunswick, New Jersey 08901